SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  June 19, 1998
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                        (Date of earliest event reported)


                               WVS Financial Corp.
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             (Exact name of registrant as specified in its charter)


   Pennsylvania                      0-22444                     23-1710500
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(State or other                   (Commission                  (IRS Employer
jurisdiction of incorporation)     File Number)              Identification No.)


9001 Perry Highway, Pittsburgh, Pennsylvania                       15237
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(Address of principal executive offices)                         (Zip Code)



                                 (412) 364-1911
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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(Former  name,  former  address and former  fiscal year,  if changed  since last report)

Item 5. Other Items

        On June 19, 1998, WVS Financial Corp. (the "Company"), the holding company for West View Savings Bank (the "Savings Bank"), announced that Robert
C. Sinewe, President and Chief Executive Officer, and a director of the Company and the Savings Bank has retired. The Boards of Directors have appointed David
J. Bursic, who currently serves as Vice President, Treasurer and Chief Financial Officer of the Company and the Savings Bank, to serve as President and Chief Executive Officer of the Company and the Savings Bank. For additional information, reference is made to the Press Release, dated June 19, 1998, which is attached hereto as Exhibit 99 and is incorporated herein by reference.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       WVS FINANCIAL CORP.



Dated:  June 19, 1998                             By:  /s/ David J. Bursic
                                                       -------------------
                                                       David J. Bursic
                                                       President and
                                                         Chief Executive Officer